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                                                                      EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the incorporation by reference in the Registration Statements on Forms S-3 (filed in October 2000 and March 2001) and on Form S-8 (filed in November 1997) of Penn Octane Corporation of our reported dated September 19, 2003, which appears on page 44 of this annual report on Form 10-K / A for the year ended July 31, 2003.

                                            /s/ BURTON McCUMBER & CORTEZ, L.L.P.

Brownsville, Texas
May 21, 2004

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